Exhibit 10.37
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT MARKED WITH [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Amendment
To
License, Development, Supply and Distribution Agreement
This Amendment to License, Development, Supply and Distribution Agreement (the “Amendment”), effective as of June 13, 2011 (the “Amendment Effective Date”) by and among Allergan Sales, LLC, a Delaware corporation with its principal place of business at 2525 Dupont Drive, Irvine, California 92612 (“Allergan Sales”), Allergan USA, Inc., a Delaware corporation with its principal place of business at 2525 Dupont Drive, Irvine, California 92612 (“Allergan USA”), Allergan, Inc., a Delaware corporation with its principal place of business at 2525 Dupont Drive, Irvine, California 92612 (“Allergan, Inc.” and, collectively with Allergan Sales and Allergan USA, “Allergan”), and Spectrum Pharmaceuticals, Inc., a Delaware corporation with its principal place of business at 11500 S. Eastern Ave., Ste. 240, Henderson, Nevada 89052 (“Spectrum”).
RECITALS
WHEREAS, Allergan and Spectrum are parties to a certain License, Development, Supply and Distribution Agreement, effective as of October 28, 2008 (the “Agreement”); and
WHEREAS, Allergan and Spectrum desire to amend the Agreement.
AGREEMENT
NOW, THEREFORE, Allergan and Spectrum agree as follows:
1. Any capitalized term that is not defined in this Amendment shall have the meaning set forth in the Agreement.
2. The term “BCG Refractory Study” shall be replaced with “1011 Study and 1012 Study” throughout the Agreement; and the term “BCG Refractory Indication” shall be replaced with “Multiple Instillation Indication” throughout the Agreement and the term “BCG Refractory Study JDP” shall be replaced with “1011 Study and 1012 Study JDP” throughout the Agreement.
3. Section 3.2(a)(ii) of the Agreement shall be deleted and replaced in its entirety with the following:
‘As of the Amendment Effective Date, the Parties have agreed upon the activities to be performed by each Party to carry out the 1011 Study and 1012 Study, and a budget for Development Costs relating thereto, as set forth in the JDP. The portions of the JDP relating to the 1011 Study and 1012 Study (including the work plan and budget) are final and are hereinafter referred to as the “1011 Study and 1012 Study JDP” Spectrum shall perform the services necessary to successfully conduct and complete the 1011 Study and the 1012 Study in compliance with the terms and conditions set forth in the 1011 Study and 1012 Study JDP using diligent efforts to meet the timetables set forth in the JDP. Spectrum shall be named as the sponsor of the 1011 Study and 1012 Study.’
4. Section 3.2(b) of the Agreement (including Sections 3.2(b)(i) and 3.2(b)(ii)) of the Agreement shall be deleted and replaced in its entirety with the following:
‘Additional Clinical Trials for Multiple Instillation Indications. If the EMEA requests clinical trials for the Licensed Product beyond the 611 Study and 612 Study and the 1011 Study and 1012 Study, the Party who receives notice from the EMEA (or its equivalent) shall promptly provide such notice to the other Party. The following shall apply to additional Multiple Instillation Indication studies for the EMEA: (A) Allergan may unilaterally create the development plan for the clinical trial (including protocol, timeline and budget), consistent with the feedback from the EMEA; (B) on completion, the JDP shall be modified to include such development plan, whereupon Allergan shall be responsible for conducting the clinical trial, (C) Allergan shall be the sponsor of the clinical trial; and (D) Allergan shall pay all of the Development Costs for the clinical trial and shall receive a credit for such payments for Spectrum’s share of total Development Costs related to this Section 3.2(b), which, notwithstanding the percentages set forth in Section 6.6, shall be the lesser of [***]% of the Development Costs or [***] Dollars ($[***]), from [***] royalties and/or the milestone payment due under [***]. Notwithstanding anything within this Agreement or otherwise, Allergan shall have full control and final say on all issues relating to the additional Multiple Instillation Indication studies for the EMEA, including without limitation final say on all clinical and regulatory decisions relating to such EMEA studies.
5. Section 6.2(a)(ii) of the Agreement shall be deleted and replaced in its entirety with the following:
‘a one time payment of [***]Dollars ($[***]) upon Allergan’s receipt of written notice from Spectrum of the completion of enrollment for both of the 1011 Study and the 1012 Study, but only if such enrollment is completed: on or before the later of (A) [***], or (B) [***] ([***])[***] following: (1) receipt of agreement to begin the study from the FDA, and (2) approval from one Institutional Review Board (“IRB”) for each study of the 1011
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Study and the 1012 Study, provided that Spectrum submits the required protocols that meet the submission requirements to IRBs for both the 1011 Study and the 1012 Study within [***] ([***])[***] of FDA agreement to begin the study;’
6. Section 6.2(a)(vi) of the Agreement shall be deleted and replaced in its entirety with the following:
‘a one time payment of [***] Dollars ($[***]) upon Allergan’s receipt of written notice of the first approval by the FDA of an sNDA in the Co-Promotion Region for Licensed Product for use for the Multiple Instillation Indication;’
7. Section 6.2(a)(viii) of the Agreement shall be deleted and replaced in its entirety with the following:
‘a one time payment of [***] Dollars ($[***]) upon Allergan’s receipt of written notice of first approval by the EMEA of an MAA or an equivalent of an sNDA for Licensed Product for use for any indication other than the Initial Indication.
8. Section (l) if Schedule 1.1, the defined term “BCG Refractory” and all uses of the defined term throughout the Agreement are hereby deleted.
9. Section (m) “BCG Refractory Indication” of Schedule 1.1 of the Agreement shall be deleted and replaced in its entirety with the following:
‘“Multiple Instillation Indication” means treatment of [***] bladder cancer with multiple instillations of the Licensed Product.’
10. Section (n) “BCG Refractory Study” of Schedule 1.1 of the Agreement shall be deleted and replaced in its entirety with the following:
‘“1011 Study and 1012 Study” means the clinical trials designated as clinical study no. 1011 and clinical study no. 1012.’
11. Schedule 3.1(a) “Joint Development Plan” of the Agreement shall be deleted in its entirety and replaced with the Schedule 3.1(a) set forth in Appendix A attached hereto.
12. Except as expressly modified by this Amendment, all terms and conditions of the Agreement shall continue in full force and effect.
13. In the event of any conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall govern.
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14. This Amendment may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Signatures to this Amendment transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as physical delivery of the paper document bearing original signature.
Signature Page Follows

In Witness Whereof, Allergan and Spectrum have executed this Amendment by their duly authorized representatives as of the Amendment Effective Date.

Allergan Sales, LLC		Spectrum Pharmaceuticals, Inc.

By:	/s/ David M. Lawrence	By:	/s/ Rajesh C. Shrotriya
Name: David M. Lawrence		Name: Rajesh C. Shrotriya
Title: Vice President		Title: Chief Executive Officer and President

Allergan USA, Inc.
By:	/s/ David M. Lawrence
Name: David M. Lawrence
Title: Vice President

Allergan, Inc.
By:	/s/ Scott M. Whitcup
Name: Scott M. Whitcup, M.D.
Title: Executive Vice President, Research & Development, Chief Scientific Officer

Signature Page to
Amendment to License, Development, Supply and Distribution Agreement

Appendix A
Schedule 3.1(a)
Joint Development Plan
[See attached.]
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[***]:	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.